RESTRUCTURING (Notes)	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]

.	RESTRUCTURING

In February 2017, we made a decision to relocate the customer support and network operations within the IoT Services segment from Sweden to France and the United States to achieve operational efficiencies. As a result, 19 employees were impacted and we recorded $1.1 million in restructuring costs for the year ended December 31, 2017. As at December 31, 2017, outstanding liability of $0.5 million is included in accounts payable and accrued liabilities and is expected to be paid by February 2019.